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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                            --------------------

                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                            --------------------



Date of Report (Date of earliest event reported):    December 8, 1998



                        QUICKTURN DESIGN SYSTEMS, INC.

             (Exact Name of Registrant as Specified in  Charter)

         Delaware                        0-22738                     77-0159619
(State or Other Jurisdiction         (Commission File             (I.R.S. Employer
     of Incorporation )                  Number)               Identification Number)

                              55 W. Trimble Road
                          San Jose, California 95131
                   (Address of Principal Executive Offices)
                                  (Zip Code)


Registrant's telephone number, including area code:  (408) 914-6000

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Item 5.     Other Events.
-------------------------

       On May 12, 1999, Quickturn Design Systems, Inc. ("Quickturn") and
Cadence Design Systems, Inc. ("Cadence") amended their Agreement and Plan of
Merger (the "Merger Agreement") dated as of December 8, 1998, as amended on
December 16, 1998 and January 4, 1999, to correct typographical errors.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)    Exhibits

       Exhibit No.               Description
       -----------               -----------

       Exhibit 2.1               Amendment No. 3 dated as of May 12, 1999, to
                                 Agreement and Plan of Merger, dated as of
                                 December 8, 1998, as amended on December 16,
                                 1998 and January 4, 1999, by and among the
                                 Registrant, CDSI Acquisition, Inc. and
                                 Cadence Design Systems, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 19, 1999.

                                  QUICKTURN DESIGN SYSTEMS, INC.

                                  By: /s/ RAYMOND K. OSTBY
                                      ------------------------
                                      Raymond K. Ostby
                                      Vice President, Finance and
                                         Administration, Chief Financial
                                         Officer and Secretary
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                                 EXHIBIT INDEX
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
                                                                               Sequentially
                                                                                 Numbered
Exhibit No.                               Document                                 Page
-----------     -----------------------------------------------------------   --------------
Exhibit 2.1     Amendment No. 3 dated as of May 12, 1999, to Agreement and
                Plan of Merger, dated as of December 8, 1998, as amended on
                December 16, 1998 and January 4, 1999, by and among the
                Registrant, CDSI Acquisition, Inc. and Cadence Design
                Systems, Inc.